2 presented by On the Cutting Edge Cindy L. Konich President - CEO

 Legislative/Regulatory Update  FHLB System Performance & Comparison  FHLBI Performance & Update Agenda 3

Legislative Update 4  GSE reform unlikely this year Working closely with members of House and Senate Committees from Michigan and Indiana; members of both parties supportive of FHLBanks  Thank you for your support through trade association activities

 New FHFA director  Recognizes FHLBanks’ strong financial performance and important role in housing finance − Reliable funding source − Conduit to secondary mortgage market, especially for smaller institutions − Commitment to affordable housing and economic development  Acknowledges our ability to provide easy access to low-cost funding in all economic environments Regulatory Update 5

 Areas of focus  Core mission activities  Membership composition  Office of Minority & Women Inclusion  AHP regulation update  FHLBI management and board work closely to ensure members are treated fairly and cooperative structure remains strong Regulatory Update (continued) 6

5,052 1,218 933 283 18  Mission – reliable source of liquidity to members for financing housing, jobs and economic growth  All FHLBanks strong and well capitalized  Advances growing  Cooperative structure allows flexibility to change with markets and economic conditions FHLBank System Highlights 7 Commercial Banks Thrifts CUs Ins. Co. CDFIs Total Membership as of Dec. 31, 2013 7,504

System Financial History 8 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Total Assets Advances  Assets and Advances peaked at height of financial crisis  FHLBanks have adapted to varying member needs $ in billions Source: FHFA 2013 Report to Congress

$129 $128 $101 $87 $82 $74 $68 $55 $39 $37 $34 $33 $0 $20 $40 $60 $80 $100 $120 $140 ATL NY CIN SF DSM PIT CHI BOS IN SEA DAL TOP System = $866B Balance Sheet Highlights 9 $ in billions Assets as of 6.30.14 Source: FHFA Call Report System

$0 $20 $40 $60 $80 $100 $120 $140 ATL NY CIN SF DSM PIT CHI BOS IN SEA DAL TOP Balance Sheet Highlights 10 Advances MPP/MPF Investments/Other Large Borrower Advances as of 6.30.14 Source: FHFA Call Report System

System Advances 11 17.4% 14.2% 13.3% 11.0% 8.7% 6.7% 6.5% 6.2% 5.5% 5.0% 0.1% -6.6% 7.6% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% BOS DAL DSM IN PIT NY CIN ATL CHI SF TOP SEA SYS Source: FHFA Call Report System % Growth 6.30.14 vs. 12.31.13

18.3% 16.0% 10.1% 7.9% 6.6% 6.1% 4.3% 2.0% 1.5% 0.9% 0.6% 0.2% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% TOP IND CHI DSM CIN BOS PIT SEA NY SF ATL DAL MPP/MPF 12 Source: FHFA Call Report System % of Total Assets as of 6.30.14 System = $43B Balances $6.1 $6.3 $6.9 $6.5 $6.7 $3.4 $3.1 $0.7 $2.0 $0.8 $0.8 $0.08

0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% SF IN CHI DAL PIT BOS NY ATL CIN DSM TOP SEA System Capital 13 Source: FHFA Call Report System as of 6.30.14 GAAP Regulatory Regulatory Capital Minimum

$175 $152 $139 $125 $118 $84 $67 $67 $64 $51 $27 $25 $0 $25 $50 $75 $100 $125 $150 $175 $200 CHI NY ATL PIT CIN SF IN BOS DSM TOP DAL SEA Net Income YTD 2014 Earnings Performance 14 $ in millions System = $1,069M Source: FHFA Call Report System

ROE ROA NIM CHI CHI CHI PIT PIT TOP TOP IN SF IN TOP IN NY BOS BOS CIN NY DAL BOS CIN PIT ATL ATL SEA SEA SF NY DM DAL CIN DAL DM DM SF SEA ATL System Financial Performance 15 I I I High Low  FHLBI in top third across all metrics

FHLBI Strengths 16  Broad range of products and services  Knowledgeable, experienced staff  System leader  Strong risk culture  Technology focus

Year ended 12/31/13 $ in millions Net Interest Income $ 242 Other Income (Loss), Net 69 Other Expenses 68 Income before Assessments 243 AHP Assessments 25 Net Income $ 218 FHLBI 2013 Earnings 17 *After provision for credit losses  Prepayment fees  Litigation settlements  Sale of securities  Unrealized hedging gains 2013 Non-recurring Events

Six Months Ended 6/30/14 $ in millions Net Interest Income $ 91 Other Income (Loss), Net 16 Other Expenses 33 Income before Assessments 74 AHP Assessments 7 Net Income $ 67 2014 Earnings Update 18 *After provision for credit losses

6/30/14 $ in millions 12/31/13 $ in millions Increase (Decrease) Amount Percent Advances $19,248 $17,337 $ 1,911 11% Mortgage Loans 6,251 6,190 61 1% MBS / ABS 7,123 7,347 (224) (3%) Cash and Short-term Investments 2,832 3,319 (487) (15%) Other Assets 3,601 3,593 8 0% Total Assets $39,055 $37,786 $ 1,269 3% Asset Growth 19

8.4 10.4 11.1 1.0 1.3 1.6 7.4 5.2 6.1 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2012 2013 2Q2014 Insurance Companies Credit Unions Banks/Thrifts Total FHLBI Member Advances (at par) 20 $ in billions $16.8 $16.9 $18.8

MPP Balances and Participation 21 0 20 40 60 80 100 120 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Outstanding Balance Number of Sellers at par $ in millions

6/30/14 $ in millions 12/31/13 $ in millions Increase (Decrease) Amount Percent Consolidated Obligations $35,251 $34,019 $ 1,232 4% Capital Stock $ 1,667 $ 1,610 $ 57 4% Mandatorily Redeemable Capital Stock 17 17 - - Total Regulatory Capital Stock $1,684 $1,627 $ 57 4% Total Retained Earnings $ 782 $ 752 $ 30 4% Regulatory Capital $ 2,466 $ 2,379 $ 87 4% Regulatory Capital Ratio 6.31% 6.30% Funding Our Growth 22

23 FHLBI Class B-1 Dividend vs. LIBOR 2012 2013 2010 2011 2014 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q Dividend 3-Month LIBOR Plus 2% supplemental dividend

506 521 535 550 567 608 617 667 671 683 21 28 35 42 50 64 70 85 92 99 $0 $200 $400 $600 $800 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Unrestricted Restricted Retained Earnings Growth 24 2012 2013 $ in millions 2014

2014 Affordable Housing Program 25 Projects Awarded Subsidy Awarded (in millions) 41 $17 1,488 Housing Units  Record $25.1 million available in 2014 including over $8 million for homeownership initiatives  Programs offer assistance for every lifecycle stage  HOP – first-time homebuyer  NIP – repairs and renovations for existing homeowners  AMP – renovations for aging in place

 Insurance company expansion, including captives  2% stock requirement  Advance product enhancements  Forward Starting Advance  Symmetrical Prepayment Advance MPP seamlessly provided new servicing released option Innovative & Responsive 26

 Collateral  Internally developed valuation and haircut models  Expansion of types accepted  Continued acceptance of non-QM loans  Empowering members through web-based data submission and reporting  Accessibility Modifications Program (AMP)  Technology upgrades 27 Innovative & Responsive

28 Thank you for joining us today. We appreciate your business and support. Safe Harbor Statement This presentation contains forward-looking statements concerning plans, objectives, goals, strategies, future events or performance, which are not statements of historical fact. The forward-looking statements contained in this release reflect our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in the forward- looking statements. You are referred to the documents filed by us with the SEC, specifically reports on Form 10-K and Form 10- Q including risk factors that could cause actual results to differ from forward-looking statements. These reports are available at www.sec.gov. The financial information contained within this presentation is unaudited.